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                                THE BERGER FUNDS


                         SUPPLEMENT DATED JULY 12, 2000
                                       TO
           STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2000

         On July 12, 2000, Kansas City Southern Industries Inc. ("KCSI") will complete the separation of its transportation and financial services segments, described in Section 4 of the Statement of Additional Information, through a dividend of stock of Stilwell Financial, Inc., a publicly traded company. On this date, KCSI shareholders will receive two shares of Stilwell Financial, Inc. for every KCSI share held as of June 28, 2000.

         Stilwell Financial, Inc. owns 100% of Stilwell Management Inc., which owns more than 80% of Berger LLC, the Investment Advisor to the Berger Funds. The separation will result in no change in the management or control of the Advisor or the Funds.

         Section 4 of the Statement of Additional Information is hereby revised accordingly.